STAR ALLIANCEINTERNATIONAL CORP.
BOARD RESOLUTION

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived;

WHEREAS the undersigned was appointed as Director of the Corporation and has served in said capacity to date, she has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with **STAR ALLIANCE INTERNATIONAL CORP.** and hereby formally RESIGNS, and severs any and all official ties, duties, obligations or liabilities regarding **STAR ALLIANCE INTERNATIONAL CORP.** , and does hereby, by affixing, her signature hereto, officially as her last corporate act, DOES HEREBY RESIGN. This Resignation is not the result of any dispute with management. In addition, the undersigned hereby formally RESIGNS from her positions as CEO of the Corporation.

On the same day, the Board has appointed Mr Richard Carey as Chairman & CEO.

DATED: May 4th, 2018

/s/ [signature]
Sreyneang Jin

Accepted by,
[signature]
Richard Carey
As of May 14th 2018